                                                                   EXHIBIT 99.1

VNS Therapy
Vagus Nerve Stimulation

For Release Monday, January 26, 2004; 8:00 AM EST

                   CYBERONICS ANNOUNCES PRELIMINARY Q3 RESULTS

HOUSTON, TEXAS, JANUARY 26, 2004 -- CYBERONICS, INC. (NASDAQ:CYBX) TODAY ANNOUNCED PRELIMINARY FINANCIAL RESULTS FOR THE QUARTER ENDED JANUARY 23, 2004.


PRELIMINARY WORLDWIDE SALES FOR THE QUARTER ENDED JANUARY 23, 2004 WERE $28.4 MILLION, REPRESENTING ANNUAL SALES GROWTH OF APPROXIMATELY 3%. PRELIMINARY NET INCOME WAS $1.5 MILLION, OR $0.06 PER FULLY DILUTED SHARE.

"WORLDWIDE SALES FOR Q3 WERE 10% LOWER THAN THE MOST RECENT GUIDANCE DUE TO LOWER THAN EXPECTED U.S. EPILEPSY SALES," COMMENTED ROBERT P. ("SKIP") CUMMINS, CHAIRMAN AND CHIEF EXECUTIVE OFFICER. "A GREATER THAN EXPECTED ANNUAL DECREASE IN MODEL 100 REPLACEMENT SALES AND LOWER THAN ANTICIPATED Q3 U.S. NEW PATIENT CONVERSION RATES WERE THE PRIMARY CAUSES. MODEL 100 END-OF-SERVICE SALES DECLINED BY 26% VERSUS OUR 18% GUIDANCE. BASED ON HISTORICAL U.S. PATIENT CONVERSION RATES, WE EXPECTED 41% OF THE PATIENT CANDIDATES IDENTIFIED IN THE LAST HALF OF Q2 TO CONVERT INTO IMPLANTS IN JANUARY. ONLY 30% ACTUALLY CONVERTED, CONTRIBUTING 265 UNITS OR SOME $3.7 MILLION TO THE Q3 SALES MISS."

"DESPITE LOWER THAN EXPECTED Q3 SALES, THE EPILEPSY MARKET REPRESENTS A VERY PROFITABLE, PATENT-PROTECTED, HIGH-SINGLE-DIGIT COMPOUND ANNUAL SALES GROWTH OPPORTUNITY GOING FORWARD," CONTINUED MR. CUMMINS. "WE ANTICIPATE THAT LONG-TERM GROWTH IN EPILEPSY WILL BE DRIVEN NOT BY GROWTH IN NEW PATIENT UNITS, BUT BY MODEL 101/102 EOS GENERATOR REPLACEMENT SALES AND BY THE INTRODUCTION OF NEW PRODUCTS LIKE THE MODEL 103 GENERATOR PLANNED FOR LAUNCH IN FISCAL 2006. POTENTIAL U.S. EPILEPSY SALES GROWTH FROM THOSE TWO OPPORTUNITIES TOTALS $260 MILLION OVER THE NEXT 6 YEARS."

"IN DEPRESSION, WE CONTINUE TO MAKE EXCELLENT PROGRESS TOWARD A PANEL MEETING AND FDA'S DECISION REGARDING THE APPROVABILITY OF OUR DEPRESSION PMA-S," CONTINUED MR. CUMMINS. "WE ARE PLANNING FOR AN APRIL PANEL MEETING AND A JULY FDA DECISION REGARDING APPROVABILITY. OUR DEPRESSION LAUNCH STRATEGY AND INITIAL TARGET MARKET REMAIN UNCHANGED. IN THE FIRST YEAR FOLLOWING REGULATORY CLEARANCE, WE WILL FOCUS OUR CLASSIC TOP-DOWN LAUNCH EFFORTS ON 120 CENTERS OF EXCELLENCE AND ON 6,125 PSYCHIATRISTS WHO TREAT BETWEEN 1 MILLION AND 1.6 MILLION PATIENTS

WITH TREATMENT RESISTANT DEPRESSION. THESE PSYCHIATRISTS AND PATIENTS CURRENTLY HAVE NO FDA APPROVED, LEGALLY-MARKETED TREATMENT FOR TREATMENT RESISTANT DEPRESSION. IN Q4 WE WILL APPROPRIATELY SCALE OUR SALES AND MARKETING ORGANIZATION AND EXPENSES TO ACHIEVE OUR PREVIOUSLY STATED DEPRESSION SALES OBJECTIVES FOLLOWING REGULATORY CLEARANCE AND SERVE THE 1,815 NEUROLOGISTS THAT CURRENTLY PRESCRIBE VNS THERAPY AND THEIR 105,000 TO 175,000 PATIENTS WITH PHARMACO-RESISTANT EPILEPSY. AS A RESULT, WE EXPECT FISCAL 2005 TOTAL SALES HEADCOUNT TO BE WELL-BELOW PREVIOUS ESTIMATES."

"CYBERONICS WILL REVISE ITS GUIDANCE FOR THE REMAINDER OF FISCAL 2004 AND PROVIDE PRELIMINARY ANNUAL GUIDANCE FOR FISCAL 2005 WHEN WE RELEASE THE FINAL RESULTS FOR THE QUARTER ON FEBRUARY 5, 2004," COMMENTED PAMELA B. WESTBROOK, VICE PRESIDENT, FINANCE AND ADMINISTRATION AND CHIEF FINANCIAL OFFICER. "WE EXPECT THAT Q4 SALES WILL LIKELY BE BELOW Q3. WE CURRENTLY ESTIMATE THAT OVER 30% OF EXISTING EPILEPSY FIELD SALES TIME WILL BE INVESTED IN DEPRESSION TRAINING AND HIRING TO ENSURE THAT A WELL-TRAINED TEAM LAUNCHES THE DEPRESSION PRODUCT; AND MODEL 100 EOS REPLACEMENT SALES ARE EXPECTED TO DECREASE BY 42% VS. Q4 OF LAST YEAR. IN TERMS OF BOTTOM LINE, REDUCTIONS IN TOTAL PLANNED SPENDING WILL LIKELY OFFSET THE LOWER SALES AND PRESERVE EARNINGS RELATIVE TO PRIOR GUIDANCE."

CONFERENCE CALL

A SIMULTANEOUS CONFERENCE CALL AND INTERNET PRESENTATION TO DISCUSS THIS PRESS RELEASE WILL OCCUR AT 8:30 AM EST ON MONDAY, JANUARY 26, 2004. TWO SEPARATE PHONE LINES ARE NECESSARY TO ACCESS THE CONFERENCE CALL AND INTERNET PRESENTATION. THE AUDIO PORTION OF THE CONFERENCE CALL MAY BE ACCESSED BY DIALING 877-451-8943 (IF DIALING FROM WITHIN THE U.S.) OR 706-679-3062 (IF DIALING FROM OUTSIDE THE U.S.). THE CONFERENCE ID IS 5203361; THE LEADER IS PAM WESTBROOK. A REPLAY OF THE AUDIO PORTION OF THE CONFERENCE CALL WILL BE AVAILABLE TWO HOURS AFTER THE COMPLETION OF THE CONFERENCE CALL ON MONDAY, JANUARY 26, 2004 THROUGH MONDAY, FEBRUARY 9, 2004 BY DIALING 800-642-1687 (IF DIALING FROM WITHIN THE U.S.) OR 706-645-9291 (IF DIALING OUTSIDE THE U.S.). THE REPLAY CONFERENCE ID ACCESS CODE IS 5203361.

YOU MAY ACCESS THE CYBERONICS INTERNET PRESENTATION SITE VIA THE PRESENTPLUS GATEWAY ADDRESS HTTP://WWW.PRESENTPLUS.COM/CONFERENCE/GATEWAY.HTML. TO TEST YOUR SYSTEM IN ADVANCE, TAKE THE INSTANT SYSTEM CHECK BY CLICKING ON THE PRESENTPLUS GATEWAY LINK ABOVE, THEN SELECT BROWSER CHECK FROM THE AVAILABLE OPTIONS. IF YOU ENCOUNTER DIFFICULTY, SUPPORT SOLUTIONS WILL BE PROVIDED, OR YOU MAY CALL PRESENTPLUS TOLL-FREE AT 877-549-3137 OR EMAIL SUPPORT@PRESENTPLUS.COM WITH YOUR TELEPHONE NUMBER FOR AN IMMEDIATE CALL BACK. ONCE PROPER COMPATIBILITY IS CONFIRMED, THE PRESENTATION SITE CAN BE ACCESSED 10 MINUTES PRIOR TO THE SCHEDULED START, BEGINNING AT 8:20 AM EST ON MONDAY, JANUARY 26, 2004. CLICK ON THE LINK

 HTTP://WWW.PRESENTPLUS.COM/CONFERENCE/GATEWAY.HTML, THEN CLICK ON "ATTENDEE LOGIN" FROM THE AVAILABLE OPTIONS. THE EVENT NAME AND PASSWORD IS xcyberonics.

ABOUT VNS THERAPY AND CYBERONICS

CYBERONICS, INC. (NASDAQ:CYBX) WAS FOUNDED IN 1987 TO DESIGN, DEVELOP AND MARKET MEDICAL DEVICES FOR THE LONG-TERM TREATMENT OF EPILEPSY AND OTHER CHRONIC NEUROLOGICAL DISORDERS USING A UNIQUE THERAPY, VAGUS NERVE STIMULATION (VNS). STIMULATION IS DELIVERED BY THE VNS THERAPY SYSTEM, AN IMPLANTABLE GENERATOR SIMILAR TO A CARDIAC PACEMAKER. THE VNS THERAPY SYSTEM DELIVERS PREPROGRAMMED INTERMITTENT MILD ELECTRICAL PULSES TO THE VAGUS NERVE 24 HOURS A DAY. THE COMPANY'S INITIAL MARKET IS EPILEPSY, WHICH IS CHARACTERIZED BY RECURRENT SEIZURES. EPILEPSY IS THE SECOND MOST PREVALENT NEUROLOGICAL DISORDER. THE CYBERONICS VNS THERAPY SYSTEM WAS APPROVED BY THE FDA ON JULY 16, 1997 FOR USE AS AN ADJUNCTIVE THERAPY IN REDUCING THE FREQUENCY OF SEIZURES IN ADULTS AND ADOLESCENTS OVER 12 YEARS OF AGE WITH PARTIAL ONSET SEIZURES THAT ARE REFRACTORY TO ANTIEPILEPTIC MEDICATIONS. THE VNS THERAPY SYSTEM IS ALSO APPROVED FOR SALE AS A TREATMENT FOR EPILEPSY IN ALL THE MEMBER COUNTRIES OF THE EUROPEAN ECONOMIC AREA, CANADA, AUSTRALIA AND OTHER MARKETS. TO DATE, MORE THAN 22,000 EPILEPSY PATIENTS IN 24 COUNTRIES HAVE ACCUMULATED OVER 56,000 PATIENT YEARS OF EXPERIENCE USING VNS THERAPY. THE VNS THERAPY SYSTEM IS APPROVED FOR SALE IN THE EUROPEAN ECONOMIC AREA AND IN CANADA AS A TREATMENT FOR DEPRESSION IN PATIENTS WITH TREATMENT-RESISTANT OR TREATMENT INTOLERANT MAJOR DEPRESSIVE EPISODES INCLUDING UNIPOLAR DEPRESSION AND BIPOLAR DISORDER (MANIC DEPRESSION). VNS THERAPY IS AT VARIOUS LEVELS OF INVESTIGATIONAL CLINICAL STUDY AS A POTENTIAL TREATMENT FOR DEPRESSION, ANXIETY DISORDERS, ALZHEIMER'S DISEASE, AND CHRONIC HEADACHE/MIGRAINE. THE COMPANY IS HEADQUARTERED IN HOUSTON, TEXAS AND HAS AN OFFICE IN BRUSSELS, BELGIUM. FOR ADDITIONAL INFORMATION PLEASE VISIT US AT WWW.CYBERONICS.COM.

FORWARD LOOKING STATEMENTS

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THESE STATEMENTS CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY, INCLUDING "MAY," "BELIEVE," "WILL," "EXPECT," "ANTICIPATE," "ESTIMATE," "PLAN," "INTEND," AND "FORECAST," OR OTHER SIMILAR WORDS. SUCH FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS CONCERNING THE TIMING AND PROCESS OF U.S. REGULATORY APPROVAL OF VNS THERAPY FOR DEPRESSION, THE TIMING OF A FINAL FDA DECISION REGARDING APPROVABILITY AND PROJECTIONS OF FUTURE EXPENSES, REVENUES, EARNINGS AND GROWTH RATES. STATEMENTS CONTAINED IN THIS PRESS RELEASE ARE BASED UPON INFORMATION PRESENTLY AVAILABLE TO US AND ASSUMPTIONS THAT WE BELIEVE TO BE REASONABLE. WE ARE NOT ASSUMING ANY DUTY TO UPDATE THIS INFORMATION SHOULD THOSE FACTS CHANGE OR SHOULD WE NO LONGER BELIEVE THE ASSUMPTIONS TO BE REASONABLE. OUR ACTUAL RESULTS MAY DIFFER MATERIALLY. IMPORTANT FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER INCLUDE, BUT ARE NOT LIMITED TO: CONTINUED MARKET ACCEPTANCE OF VNS THERAPY AND SALES OF OUR PRODUCT; THE DEVELOPMENT

AND SATISFACTORY COMPLETION OF CLINICAL TRIALS AND/OR MARKET TEST OF VNS THERAPY FOR THE TREATMENT OF DEPRESSION, ALZHEIMER'S DISEASE, ANXIETY, OR OTHER INDICATIONS; ADVERSE CHANGES IN COVERAGE OR REIMBURSEMENT AMOUNTS BY THIRD-PARTIES; INTELLECTUAL PROPERTY PROTECTION AND POTENTIAL INFRINGEMENT CLAIMS; MAINTAINING COMPLIANCE WITH GOVERNMENT REGULATIONS AND OBTAINING NECESSARY GOVERNMENT APPROVALS FOR NEW APPLICATIONS; PRODUCT LIABILITY CLAIMS AND POTENTIAL LITIGATION; RELIANCE ON SINGLE SUPPLIERS AND MANUFACTURERS FOR CERTAIN COMPONENTS; OUR ABILITY TO HIRE, TRAIN AND RETAIN PERSONNEL; THE ACCURACY OF MANAGEMENT'S ESTIMATES OF FUTURE EVENTS, SALES, EXPENSES AND EARNINGS; AND OTHER RISKS DETAILED IN FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE SEC.

CONTACT INFORMATION
Pamela Westbrook                                Helen Shik
Vice President of Finance and CFO               Vice President
Cyberonics, Inc.                                Schwartz Communications
100 Cyberonics Blvd.                            230 Third Avenue
Houston, TX 77058                               Waltham, MA  02154
Main:  (281) 228-7200                           Main:  (781) 684-0770 ext. 6587
Fax:  (281) 218-9332                            Fax:  (781) 684-6500
pbw@cyberonics.com                              hshik@schwartz-pr.com


                                  #  #  #